                                                      Exhibit 10.1

EXECUTION  VERSION

AMENDMENT NO. 1 TO

CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of August 5, 2013 (the “Amendment Effective Date”), is made and entered into by PGT, Inc., a Delaware corporation (the “Parent Borrower” and collectively with any Additional Borrowers, the “Borrowers”), the Lenders party hereto, and SunTrust Bank, as Administrative Agent and Collateral Agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, the Parent Borrower, the Lenders, the Agent and the other parties named therein are parties to that certain Credit Agreement, dated as of May 28, 2013 (as amended, restated supplemented or otherwise modified from time to time in accordance with its provisions, the “Credit Agreement”);

WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, pursuant to Section 11.12 of the Credit Agreement, the amendments requested by the Parent Borrower must be contained in a written agreement signed by the Parent Borrower and the Required Lenders or by the Administrative Agent acting at the written direction of the Required Lender.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE. Definitions.  Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Credit Agreement.

SECTION TWO. Amendments.  The Credit Agreement is, effective as of the Amendment Effective Date, hereby amended as follows:

(a) Section 7.11 of the Credit Agreement is amended by adding the following paragraph (c):

“(c)           Notwithstanding the foregoing Section 7.11(a), for the fiscal years ending December 28, 2013 and January 3, 2015, the Parent Borrower and any of its Restricted Subsidiaries and Unrestricted Subsidiaries shall be permitted to make Capital Expenditures in an amount up to but not exceeding $14,000,000 in connection with the expansion and operation of its glass processing business and activities (the “Specified Capital Expenditures”).  For the avoidance of doubt, any Capital Expenditure made pursuant to this Section 7.11(c) in any fiscal year shall not reduce the amount of Capital Expenditures permitted pursuant to Section 7.11(a) in such fiscal year or the Rollover Amount for such fiscal year.”

(b) The definition of “Fixed Charge Coverage Ratio” now appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (z) thereof to read as follows:

“(z) Capital Expenditures actually made in cash during such Testing Period other than Specified Capital Expenditures to”.

SECTION THREE. Conditions to Effectiveness.  This Amendment shall become effective as of the Amendment Effective Date when each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(a) The Administrative Agent shall have received:

(i)   counterparts of this Amendment executed by the Parent Borrower, the Required Lenders and the Agent;

(ii)   satisfactory evidence that all corporate and other proceedings that are necessary in connection with this Amendment have been taken to the Agent’s reasonable satisfaction; and

(iii)   such other information and documents as may reasonably be required by the Agent in connection with this Amendment.

(b) The Parent Borrower shall have paid all accrued fees and expenses for which invoices have been presented, in each case in connection with this Amendment (including legal fees and expenses and other compensation due and payable to the Agent).

SECTION FOUR. Representations and Warranties.  The Parent Borrower represents and warrants, on and as of the Amendment Effective Date, that:

(a) it has the corporate or other organizational power to execute and deliver this Amendment, and all corporate or other organizational action required to be taken by it for the execution, delivery and performance by it of this Amendment and the consummation of the transactions contemplated hereby has been taken;

(b) this Amendment has been duly authorized, executed and delivered by it;

(c) no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is required in connection with the execution and delivery of this Amendment, except for such actions, consents, approvals, registrations or filings as have been taken or the failure of which to be obtained or made could not reasonably be expected to have a Material Adverse Effect;

(d) the representations and warranties of the Parent Borrower contained in the Loan Documents are true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; and provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language are true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(e) no Default or Event of Default has occurred and is continuing or would result from this Amendment.

SECTION FIVE. Reference to and Effect on the Loan Documents.  On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement and each reference in the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.  The Credit Agreement, and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  This Amendment shall constitute a Loan Document.

SECTION SIX. Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission (such as “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION SEVEN. Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York (without regard to the conflict of law principles thereof to the extent that the application of the laws of another jurisdiction would be required thereby).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PGT, INC., as Parent Borrower
By: /s/ Jeffrey T. Jackson
Name: Jeffrey Jackson
Title: Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 1 to PGT Credit Agreement

SUNTRUST BANK, as Agent and a Lender
By: /s/ Lara White
Name: Lara White
Title: Managing Director

Signature Page to Amendment No. 1 to PGT Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Jeff Kalinowski
Name: Jeff Kalinowski
Title: Senior Vice President

Signature Page to Amendment No. 1 to PGT Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender
By: /s/ David Indelicato
Name: David Indelicato
Title: Duly Authorized Signatory

Signature Page to Amendment No. 1 to PGT Credit Agreement

CADENCE BANK N.A., as a Lender
By: /s/ Valerie Clark Digennaro
Name: Valerie Clark Digennaro
Title: SVP

Signature Page to Amendment No. 1 to PGT Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Kurt Swanson
Name: Kurt Swanson
Title: Sr. Vice President

Signature Page to Amendment No. 1 to PGT Credit Agreement